Financial instruments	12 Months Ended
Dec. 31, 2023
Disclosure of fair value measurement [Abstract]
Financial instruments	Financial instruments
The Company’s financial assets and liabilities consist of cash and cash equivalents, accounts receivable, reclamation deposits, loan to associate, long-term investments, accounts payable and accrued liabilities, fuel derivative contracts, gold stream obligation, and long-term debt.

Fair values

The Company’s financial assets and liabilities are classified based on the lowest level of input significant to the fair value measurement based on the fair value hierarchy:

Level 1 – quoted prices in active markets for identical assets or liabilities;

Level 2 – inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

Level 3 – inputs for the asset or liability that are not based on observable market data.

As at December 31, 2023, the Company’s financial assets and liabilities measured at fair value are categorized as follows:

	As at December 31, 2023			As at December 31, 2022
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
	$	$	$	$	$	$

Long-term investments (Note 9)	86,007	—	—	31,865	—	—
Fuel derivative contracts (Note 17)	—	481	—	—	5,009	—
Gold stream obligation (Note 6 and Note 18)			(139,600)			—

The Company’s long-term investments consist of shares of publicly traded mining companies. The fair values of these were determined using market quotes from an active market for each investment.

The fair value of the Company's fuel derivative contracts was determined using prevailing market rates for instruments with similar characteristics.
The fair value of the gold stream was calculated based on an income approach and a discounted cash flow model. The calculated fair value includes significant assumptions that are based on observable market data, including forward gold price curves and credit adjusted risk-free rates. The fair value also includes significant assumptions that are not based on observable market data, including the timing of future gold deliveries which are based on the future production levels of the Goose Project. The valuation has been prepared by an independent valuations specialist with direct oversight from the Company. Gold production is assumed to begin in the first quarter of 2025. Forward gold price estimates ranged from $2,183 to $3,264 per ounce. A $100 per ounce change in the gold forward price would have approximately a $6 million impact on the fair value of the gold stream obligation at December 31, 2023. A 50 basis point change in the credit adjusted risk-free rate would also have approximately a $4 million impact on the fair value of the gold stream obligation at December 31, 2023.

The fair value of the Company's long-term debt also approximates its carrying value as it has a floating interest rate and the Company's credit spread has remained approximately consistent. The fair value of the Company's other financial instruments approximate their carrying value due to their short-term nature.

Capital risk management

The Company’s objectives when managing its capital is to ensure it will be able to continue as a going concern while maximizing the return to shareholders including the payment of dividends. The selling price of gold and minimizing production costs and capital expenditures are key factors in helping the Company reach its capital risk management objectives. The capital structure of the Company includes shareholders’ equity and debt.

Credit risk

As at December 31, 2023, the Company’s maximum exposure to credit risk was the book value of cash and cash equivalents, accounts receivable, loans receivable and the carrying value of its derivative portfolio. The Company limits its credit exposure on cash and cash equivalents by holding its deposits mainly with high credit quality financial institutions as determined by credit rating agencies.

The Company maintains its excess cash balances in short-term investments accounts. The Company does not maintain insurance for its cash balances.

Liquidity risk

The Company manages its liquidity risk through its budgeting and forecasting process. Budgets are prepared annually and forecasts are prepared and reviewed on a regular basis, to help determine the funding requirements to support the Company’s current operations and expansion and development plans and by managing its capital structure as described above.

As at December 31, 2023, the Company had cash and cash equivalents of $307 million. Cash provided by operating activities totalled $714 million for the year ended December 31, 2023. As at December 31, 2023, the Company had a $700 million revolving credit facility of which $550 million is undrawn.

As at December 31, 2023, the Company had drawn down the full amount under its equipment loan facilities at Fekola and Back River.
As at December 31, 2023, the Company’s significant commitments are disclosed in the table below. In addition, significant commitments are disclosed in Note 13 for debt repayments and Note 25 for capital expenditure commitments.

	2024	2025	2026	2027	2028	Total
	$	$	$	$	$	$

Accounts payable and accrued liabilities	167,117	—	—	—	—	167,117
Revolving credit facility:
Principal (Note 13)	—	150,000	—	—	—	150,000
Interest & commitment fees (estimated)	13,487	12,925	—	—	—	26,412
Fekola equipment loan facilities:
Principal	8,093	5,973	—	—	—	14,066
Interest (estimated)	569	154	—	—	—	723
Goose equipment loan facility:
Principal	3,225	2,878	673	—	—	6,776
Interest (estimated)	253	140	35	—	—	428
Lease liabilities
Principal	5,190	4,331	3,507	2,404	2,439	17,871
	197,934	176,401	4,215	2,404	2,439	383,393

Capital expenditure commitments	126,381	—	—	—	—	126,381
Other liabilities	1,000	4,455	1,148	—	5,436	12,039
	325,315	180,856	5,363	2,404	7,875	521,813

Market risk

Market risk includes currency and price risk.

The Company’s operations in foreign countries are subject to currency fluctuations and such fluctuations may materially affect the Company’s financial position and results. The Company reports its financial results in United States dollars and incurs expenses in European euros, CFA francs, Namibian dollars, South African rand, Philippine pesos, Canadian dollars and Colombian pesos. As these exchange rates fluctuate against the United States dollar, the Company will experience foreign exchange gains and losses.

The Company also holds cash and cash equivalents that are denominated in non-United States dollar currencies which are subject to currency risk. As at December 31, 2023, $209 million of the Company’s $307 million in cash and cash equivalents was held in United States dollars. A 10% movement in foreign exchange rates versus the United States dollar would result in approximately a $9 million change in the Company’s cash position.

The Company maintains a portfolio of fuel derivatives that are measured at FVTPL. A 10% change in the forward price of fuel would result in a insignificant change in the value of the fuel derivative portfolio.